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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15 (d)of the Securities Exchange Act of 1934

Date of Report December 3, 1996                   Commission file number 0-10661
               ----------------                                          -------

                                TRICO BANCSHARES
             (Exact name of registrant as specified in its charter)


            California                                           94-2792841
(State or other jurisdiction                                 (I.R.S. Employer
incorporation or organization)                              Identification No.)

                 15 Independence Circle, Chico, California 95973
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code                 916/898-0300


(Former name, former address and former fiscal year, if changed since last report)


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 Item 7.  Financial Statements and Exhibits

The acquisition of Sutter Buttes Savings Bank, as reported on October 25, 1996, does not meet the 20% significance threshold for inclusion of financial statements.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         TRICO BANCSHARES

Date     Decenber 3, 1996                   /s/       Robert M. Stanberry
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                                                   Vice President and CFO